Valgro® Fund
Semiannual Report
April 30, 2001

This report is not a prospectus. It is intended for current shareholders of the fund, and it is not to be distributed to prospective shareholders without a prospectus. To get a free copy of the prospectus please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Valgro is a registered service mark of Valgro Investments, Inc.

Contents

  Performance
  Investments
  Financial Statements
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Financial Highlights
    Notes to Financial Statements
  Proxy Voting Results

Performance

$10,000 Over Life of Fund

Average Annual Total Returns
Periods ended 4/30/01	1 Year	Life of fund
Valgro Fund	-32.86%	-36.04%
Nasdaq Composite	-45.18%	-44.62%
S&P 500	-13.97%	-9.49%

The graph shows the fund's performance from inception (2/9/00) to the close of the first half of its current fiscal year (4/30/01). The graph shows that $10,000 invested in the fund at inception would have shrunk to $5,785.40 on 4/30/01, while the same $10,000 in the Nasdaq Composite would have shrunk even more to $4,850.16, or in the S&P 500 would have shrunk to $8,850.75.

The table shows the percentage change that would result each year if the fund and indices performed at a constant rate throughout the indicated time period. If the performance were really constant, it would appear as a straight line on the graph above (since the graph has a logarithmic vertical scale). Of course, past performance does not predict future performance, and the graph shows how day-to-day performance is anything but constant.

One thing immediately clear from the graph is that the fund has been diverging upwards from the Nasdaq during the recent months. On 7/31/00, the fund was 8.3% below the Nasdaq; on 10/31/00, the fund was 0.4% above the Nasdaq; on 1/31/01, the fund was 5.7% above the Nasdaq; and on 4/30/01, the fund was 19.3% above the Nasdaq.

Also, compared with the 2 indices in the table, the fund is the only one that performed better in the past year than during the life of the fund. The S&P 500 had the largest drop in performance, going from an annualized 9.49% loss overall to a 13.97% loss during the past year. The Nasdaq had a slight drop, from a 44.62% loss to a 45.18% loss. But the fund's performance improved, from a 36.04% loss to a 32.86% loss.

So, what led to the improvement? For one thing, the fund has been more aggressively rebalancing its portfolio, to take advantage of price swings between stocks and sectors. Another factor is that the fund has replaced some underperforming stocks with better performers.

The concentrations of the fund and indices also affect performance. The Nasdaq is more heavily weighted towards technology stocks than the fund, particularly computer technology, while the S&P 500 is less tech-weighted than the fund. So, all other things being equal, if the technology sector goes down, the fund should be expected to go down more than the S&P 500 and less than the Nasdaq. And if technology goes up, the fund should go up more than the S&P 500 but less than the Nasdaq.

So, given that the fund beat the Nasdaq during the Nasdaq's recent fall, how much of this is due to better stock-picking by the fund, and how much is simply due to the technology concentrations? To answer this analytically, consider 3 points in time: the fund ended the period on 4/30/01 with an NAV of 5.23, while the Nasdaq was at 2116.24. The fund and the Nasdaq both reached their lowest point during the life of the fund on 4/4/01, with the fund at 4.11 and the Nasdaq at 1638.80. And the fund first descended below its period-end NAV on 2/27/01, when it was at 5.22 and the Nasdaq was at 2207.82. So, from 2/27/01 to 4/4/01 to 4/30/01, the fund went from 27% above minimum to 0% above to 27% above, while the Nasdaq went from 35% above minimum to 0% above to 29% above. If it were due to technology concentrations alone, the Nasdaq would have gone up 35% instead of 29%, or it would have gone down from 29% above minimum instead of from 35% above. So clearly, better stock-picking by the fund played a significant role.

S&P 500® is a registered service mark of The McGraw-Hill Companies, Inc. It refers to the Standard & Poor's 500SM Index (symbol SPX), an index of common stocks weighted by market capitalization. The Nasdaq Composite (symbol IXIC) is also an index of common stocks weighted by market capitalization.

Investments

Valgro Funds, Inc.
SCHEDULE OF INVESTMENT SECURITIES
April 30, 2001 (Unaudited)
(all percentages relative to total value of investment securities)
	Shares	Value
COMPUTER-RELATED INDUSTRIES: 35.4%
Computer Manufacturing: 7.3%
Hewlett-Packard Co.	718	$20,412.74
International Business Machines Corp.	191	21,991.74
Palm, Inc.	2,549	20,417.49
Sun Microsystems, Inc.	1,064	18,215.68
Computer Software: 7.4%
Adobe Systems Inc.	475	21,337.00
HNC Software Inc.	870	23,690.10
Microsoft Corporation	276	18,699.00
Red Hat, Inc.	3,612	18,601.80
Internet: 15.3%
Amazon.com Inc.	1,254	19,788.12
CMG Information Services, Inc.	6,692	20,009.08
DoubleClick Inc.	1,786	22,039.24
drugstore.com, inc.	15,674	19,592.50
HomeStore.com, Inc.	607	19,393.65
Priceline.com Inc.	5,779	28,028.15
RealNetworks, Inc.	2,002	18,418.40
Yahoo! Inc.	1,092	22,036.56
Computer Sales: 1.9%
CDW Computer Centers, Inc.	516	20,856.72
Computer Chips: 1.7%
Intel Corporation	597	18,453.27
Computer Networking: 1.8%
Broadcom Corporation	490	20,364.40
TOTAL COMPUTER-RELATED INDUSTRIES:		392,345.64
BIOTECH INDUSTRIES: 31.0%
Pharmaceuticals: 25.6%
Amgen Inc.	340	20,787.60
Biogen, Inc.	270	17,458.20
Cell Genesys, Inc.	1,155	18,272.10
Chiron Corp.	412	19,780.12
EntreMed, Inc.	1,100	21,615.00
Genentech Inc.	344	18,060.00
Genset SA	5,855	22,541.75
Geron Corporation	1,506	20,843.04
Human Genome Sciences, Inc.	330	21,195.90
Merck & Co., Inc.	271	20,587.87
Millennium Pharmaceuticals Inc.	527	19,330.36
ONYX Pharmaceuticals, Inc.	2,116	22,810.48
Pharmacia Corp.	410	21,426.60
Pfizer Inc.	434	18,792.20
Gene Therapy: 3.6%
Ariad Pharmaceuticals, Inc.	4,064	19,425.92
Avigen, Inc.	1,113	20,390.16
Plant Seed Technology: 1.9%
Landec Corporation	5,626	20,816.20
TOTAL BIOTECH INDUSTRIES:		344,133.50
OTHER INDUSTRIES: 33.6%
Chemicals: 3.4%
Dow Chemical Co.	546	18,263.70
DuPont & Co.	442	19,973.98
Cosmetics: 1.6%
Procter & Gamble Co.	299	17,954.95
Food & Drink: 3.5%
Coca Cola Co.	387	17,875.53
Starbucks Corporation	1,096	21,207.60
Aerospace: 1.8%
Boeing Company	323	19,961.40
Automotive: 1.8%
Toyota Motor Corp.	299	20,245.29
Transportation: 1.6%
United Parcel Service Inc.	315	18,096.75
Media/Publishing: 1.8%
Tribune Company	473	19,932.22
Communications: 5.8%
Lucent Technologies	2,232	22,342.32
Sprint Corp.	922	19,712.36
Sprint Corp. PCS Group	852	21,836.76
Electronics: 5.6%
C-Cube Microsystems Inc.	1,181	18,836.95
Honeywell Inc.	468	22,875.84
Sony Corp.	266	20,388.90
Petroleum/Energy: 3.4%
Chevron Corp.	189	18,249.84
Exxon Mobil Corp.	224	19,846.40
Office Supplies: 1.6%
Office Depot	1,823	17,318.50
Finance: 1.6%
Bank One Corporation	479	18,091.83
TOTAL OTHER INDUSTRIES:		373,011.12
TOTAL INVESTMENT SECURITIES: 100.0% (cost $1,633,322.97)		$1,109,490.26
		____________

The accompanying notes are an integral part of these financial statements.

Financial Statements

Valgro Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
Assets:
Investment securities, at fair value (cost $1,633,322.97)	$1,109,490.26
Cash	71,751.41
Dividends receivable	274.23
Other assets	2,609.88
Total assets	1,184,125.78
Liabilities:
Accrued liabilities	4,305.47
Total liabilities	4,305.47
Net Assets	$1,179,820.31
____________
Net Assets consists of:
Paid-in capital	$1,974,117.84
Undistributed net investment income (loss)	(31,805.71)
Undistributed net realized gain (loss) on:
investments	(238,659.25)
foreign currency transactions	0.88
Net unrealized appreciation (depreciation) on:
investments	(523,832.71)
assets & liabilities in foreign currencies	(0.74)
Net Assets (for 225,726.393 shares outstanding)	$1,179,820.31
____________

Net Asset Value per share	$5.23
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
STATEMENT OF OPERATIONS
11/1/00 - 4/30/01 (Unaudited)
Income:
Dividends (net of foreign withholding taxes of $11.42)	$4,255.58
Interest	755.80
Total income	5,011.38
Expenses:
Management fee	5,313.22
Accrued audit fees	3,338.30
Insurance	1,034.68
Franchise taxes	582.76
Registration fees	438.12
Miscellaneous	316.03
Total expenses	11,023.11
Net investment income (loss)	(6,011.73)
Net realized gain (loss) on:
investments	(268,912.14)
foreign currency transactions	(3.16)
Change in unrealized appreciation on:
investments	(109,224.55)
assets & liabilities in foreign currencies	0.46
Net gain (loss)	(378,139.39)
Net increase (decrease) in net assets resulting from operations	$(384,151.12)
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS
	11/1/00- 4/30/01 (Unaudited)	2/9/00- 10/31/00
Operations:
Net investment income (loss)	$(6,011.73)	$(14,303.22)
Net realized gain (loss)	(268,915.30)	30,256.93
Change in unrealized appreciation	(109,224.09)	(414,609.36)
Net increase (decrease) in net assets resulting from operations	(384,151.12)	(398,655.65)

Distributions to shareholders:
from net investment income	0.00	0.00
from net realized gain	0.00	0.00
Capital share transactions	117,000.00	1,737,117.84
Total increase (decrease) in net assets	(267,151.12)	1,338,462.19
Net assets:
Beginning of period	1,446,971.43	108,509.24
End of period (including undistributed net investment income (loss) of $(31,805.71) and $(25,793.98), respectively)	$1,179,820.31	$1,446,971.43
	____________	____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
FINANCIAL HIGHLIGHTS
	11/1/00- 4/30/01 (Unaudited)	2/9/00- 10/31/00
Selected per-share data:
Net asset value, beginning of period	$7.01	$9.04
Income from investment operations:
Net investment income (loss)	(0.02)	0.83
Net realized and unrealized gain (loss)	(1.76)	(2.86)
Total from investment operations	(1.78)	(2.03)
Less distributions:
from net investment income	0.00	0.00
from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$5.23	$7.01
	_______	_______

Total return (not annualized):	(25.39)%	(22.46)%

Ratios (not annualized) and supplemental data:
Net assets, end of period (in thousands)	$1,180	$1,447
Ratio of expenses to average net assets	0.92%	1.51%
Ratio of net investment income to average net assets	(0.50)%	(0.99)%
Portfolio turnover rate	46.13%	28.82%

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended 4/30/01 (Unaudited)

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

Everywhere they're used, the terms "Valgro Fund" and "the fund" refer to Valgro Funds, Inc. The fund is an Illinois corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Use of Estimates

The preparation of these financial statements, in conformity with accounting principles generally accepted in the United States of America, may require management to make estimates and assumptions that affect the reported amounts of assets, liablities, and related disclosures. Actual results may differ from these estimates.

Investment Adviser

The management fee is paid to Valgro Investments, Inc., the fund's Investment Adviser. It provides investment management and advisory services to the fund. For its services, the Adviser receives a fee computed daily at a rate of 1/250 of 0.9% of net assets before its fee.

Security Valuation

Investments in securities are stated at the official closing prices during regular-hours trading on the principal US exchange or US market where they are traded, or the average of the closing bid & ask prices when no trades occurred.

Federal income taxes

The fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. There were none during this period.

Other

The fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, or on the date the dividend is made known, whichever comes first. Interest income is recognized on an accrual basis when material.

NOTE 2: BORROWING ABILITY

The fund has the ability to borrow on margin for the short-term clearance of transactions, in accordance with 15 USC 80a-12(a)(1). As of April 30, 2001, the fund had the ability to borrow up to $554,745.13 at a rate varying with both brokers' call and the amount borrowed. The fund had no borrowings during the period covered by the Statement of Operations. No compensating balances are required.

NOTE 3: CAPITAL SHARE TRANSACTIONS

On April 30, 2001, there were 1 quadrillion (1015) shares of common stock authorized, without par value.

Transactions in capital stock were as follows:

	11/1/00-4/30/01 (Unaudited)		2/9/00-10/31/00
	Shares	Amount	Shares	Amount
Shares sold	21,041.847	$128,122.76	194,516.961	$1,737,117.84
Shares issued in reinvestment of dividends	-	-	-	-
Less shares redeemed	1,832.415	11,122.76	-	-
Net increase	19,209.432	$117,000.00	194,516.961	$1,737,117.84

NOTE 4: INVESTMENT TRANSACTIONS

Investments in securities involved gross purchases of $643,087.52 and gross sales of $536,302.85.

NOTE 5: FOREIGN CURRENCY

Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars. The conversion rates for any given day are the foreign exchange rates reported by The Wall Street Journal for that day's close of trading. The market values of assets and liabilities are translated at the rates on April 30, 2001. Income, expenses, and other transactions are translated at the rates on the transaction date.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in the exchange rate.

Proxy Voting Results

The annual meeting of the fund's shareholders was held on March 26, 2001. Shareholders voted the number of shares they held of record on January 31, 2001, when there were 224,669.311 shares outstanding.

Proposal 1 was the election of directors. As shown below, all directors were re-elected. Proposal 2 was the approval of Grant Thornton LLP continuing as the fund's auditor. Proposal 3 was the approval of a revised advisory contract identifying the adviser as a California successor corporation, updating the code of ethics to give adviser personnel additional rights, and increasing the duration of the contract. As shown below, all proposals were approved.

Count of Shares Voted
Proposal	For	Against	Abstain	% For
director: Robert A. Rintel	202,038.539	0.000	0.000	100%
director: F. Joseph Moretti	202,038.539	0.000	0.000	100%
auditor: Grant Thornton LLP	202,038.539	0.000	0.000	100%
revised advisory contract	202,038.539	0.000	0.000	100%